UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                XCELMOBILITY INC.
             (Exact name of registrant as specified in its charter)

             Nevada                                    98-0561888
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

   2377 Gold Meadow Way, Suite 100
       Gold River, California                            95670
(Address of principal executive offices)               (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------

 Not Applicable                                            Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-160069

        Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information regarding the common stock, $0.001 par value, of XcelMobility Inc., formerly known as Advanced Messaging Solutions, Inc. (the "Company"), as set forth under the caption "Description of Securities" in the Company's Registration Statement on Form S-1/A (File No. 333-160069) as amended and filed with the Securities and Exchange Commission on October 14, 2009 (the "Registration Statement"), is incorporated herein by reference. In addition, the above-referenced description included in the prospectus relating to the Company's Registration Statement filed with the Securities and Exchange Commission on December 1, 2009 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is incorporated herein by reference.

ITEM 2. EXHIBITS.

Exhibit Number                      Description
--------------                      -----------

    3.1            Articles of Incorporation of the Company (1)

    3.1(a)         Amendment to Articles of Incorporation of the Company (2)

    3.2            Bylaws of the Company (3)

    4.1            Specimen Common Stock Certificate (3)

----------
(1) Incorporated by reference to the Company's Registration Statement on Form S-1/A (File No. 333-160069), filed with the SEC on October 14, 2009.

(2) Incorporated by reference to the Company's Current Report on Form 8-K, filed with the SEC on March 29, 2011.

(3) Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-160069), filed with the SEC on June 18, 2009.

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
                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          XCELMOBILITY INC.


Date: April 5, 2011                       By: /s/ Jaime Brodeth
                                             -----------------------------------
                                          Name:  Jaime Brodeth
                                          Title: President and Director



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